UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 1, 2007

NEXTEST SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51851	77-047-0150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 MONTEREY RD, SAN JOSE, CA		95112

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 817-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On December 22, 2006, Nextest System Corporation has signed a 10-year lease on a new 128,000 sq ft building in San Jose for a period that ends on December 31, 2016.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated February 1, 2007 issued by Nextest Systems Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEST SYSTEMS CORPORATION

(Registrant)

Date: February 1, 2007
/s/ James P. Moniz

James P. Moniz
Chief Financial Officer